SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR 2009 ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL TWO
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
TRANSACTIONS WITH RELATED PERSONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS

CATAPULT COMMUNICATIONS CORPORATION

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS
To Be Held February 4, 2009

To the Stockholders:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation (the “2009 Annual Meeting”), will be held on Wednesday, February 4, 2009 at 3:00 P.M., local time, at the Company’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Stockholders and until their successors are elected;

2. To ratify the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2009; and

3. To transact such other business as may properly come before the 2009 Annual Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on December 19, 2008 are entitled to notice of and to vote at the 2009 Annual Meeting.

To assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

BY ORDER OF THE BOARD OF DIRECTORS

Christopher Stephenson
Vice President, Chief Financial Officer and Secretary

Mountain View, California
January 8, 2009

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Stockholders.

Copies of this proxy statement and of our annual report for the fiscal year ended September 30, 2008 are available by visiting our website at http://materials.proxyvote.com/149016.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE 2009 ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

CATAPULT COMMUNICATIONS CORPORATION

PROXY STATEMENT
FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of CATAPULT COMMUNICATIONS CORPORATION, a Nevada corporation, for use at the 2009 Annual Meeting to be held Wednesday, February 4, 2009 at 3:00 P.M., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of the 2009 Annual Meeting. The 2009 Annual Meeting will be held at our principal executive offices located at 160 South Whisman Road, Mountain View, California 94041. The telephone number at that location is (650) 960-1025.

These proxy solicitation materials were first mailed on or about January 8, 2009 to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

Stockholders of record at the close of business on December 19, 2008 are entitled to notice of and to vote at the meeting. At the record date, 11,398,327 shares of the Company’s authorized Common Stock were issued and outstanding and held of record by 44 stockholders. No shares of our authorized Preferred Stock were outstanding.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the 2009 Annual Meeting. In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to Christopher Stephenson, our Secretary, prior to the time we take the vote at the 2009 Annual Meeting; or

•	attend the meeting and vote in person.

If you hold your shares in “street name,” you must submit new voting instructions by contacting the bank, broker, or other stockholder of record. You may also vote in person at the 2009 Annual Meeting if you obtain a legal proxy.

Voting

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your Common Stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided. Of course, you may also choose to come to the 2009 Annual Meeting and vote your shares in person. The proxy holders will vote your shares in accordance with your instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

You are entitled to one vote for each share of Common Stock held by you on the record date.

Quorum Requirement

A quorum, which is a majority of our outstanding shares as of the record date, must be present or represented by proxy in order to hold the 2009 Annual Meeting and to conduct business. Your shares will be counted as being present at the meeting if you attend the meeting in person or if you submit a properly executed proxy card.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the 2009 Annual Meeting. Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “for” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast for or against a proposal. Your broker will have discretionary authority to vote your shares on Proposal One and Proposal Two, which are routine matters.

Proxy Solicitation Costs

This solicitation of proxies is made by our Board of Directors, and all related costs will be borne by us. None of our directors intends to oppose any action for which stockholder approval is being solicited. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	FOR the election of the five nominees to the Board of Directors; and

•	FOR the ratification of the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm for the fiscal year ending September 30, 2009.

Voting Results

The preliminary voting results will be announced at the 2009 Annual Meeting. The final voting results will be tallied by our Inspector of Elections and published in our Quarterly Report on Form 10-Q for the second quarter of our fiscal year 2009.

Deadline for Receipt of Stockholder Proposals for 2010 Annual Meeting of Stockholders

Stockholder proposals that are intended to be included in our proxy materials relating to the 2010 Annual Meeting of Stockholders must be received by our corporate secretary at our principal executive offices no later than November 24, 2009, which is 45 calendar days prior to the anniversary of the mailing of this year’s proxy materials. Such proposals must comply with the requirements of the proxy rules established by the Securities and Exchange Commission and with the advance notice provisions of our bylaws in order to be considered for inclusion in the proxy materials for that meeting. Any such proposals should be submitted to Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041, Attention: Secretary.

Stockholder proposals that are not intended to be included in the proxy materials for the 2010 Annual Meeting of Stockholders but that are to be presented by the stockholder from the floor are also subject to the advance notice provisions contained in our bylaws. In order to be properly brought before the meeting, a proposal not intended for inclusion in our proxy materials must also be received by our corporate secretary at our principal executive offices no later than November 24, 2009.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the 2009 Annual Meeting. Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the 2009 Annual Meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters.

Stockholders Sharing the Same Address

Catapult has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission. Under this procedure, Catapult is delivering only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless Catapult has received contrary instructions from an affected stockholder. This procedure reduces Catapult’s printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

Catapult will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call Catapult’s Investor Relations Department at 160 South Whisman Road, Mountain View, California 94041, telephone (650) 960-1025. Any stockholders of record who share the same address and currently receive multiple copies of Catapult’s annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact Catapult’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

A Board of five directors is to be elected at the 2009 Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of Catapult. In the event that any nominee is unable or declines to serve as a director at the time of the 2009 Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next Annual Meeting of Stockholders or until a successor has been elected and qualified.

The names of the nominees and certain information about them as of November 30, 2008 are set forth below. Information as to the stock ownership of each director and all of our current directors and executive officers as a group is set forth below under the caption “Security Ownership of Certain Beneficial Owners and Management.”

Name of Nominee	Age	Principal Occupations	Director Since

Peter S. Cross(1)(2)(3)	61	Retired	2003
R. Stephen Heinrichs(1)(3)	62	Retired	2005
Nancy H. Karp(2)(3)	63	Retired	1985
Richard A. Karp	64	Chief Executive Officer and Chairman of the Board	1985
John M. Scandalios(1)(2)	78	Retired	1987

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of Nominating Committee.

Dr. Peter S. Cross has served as one of our directors since October 2003. Dr. Cross is an independent investor involved as a director, technical advisor and management and engineering consultant. He retired in 1996 from Bay Networks, a telecommunications equipment manufacturer now a part of Nortel Networks, as Senior Vice President of Engineering. From 1987 to 1994, Dr. Cross served as Vice President of Engineering at SynOptics Communications, a telecommunications equipment manufacturer that merged with Wellfleet Communications to form Bay Networks. Dr. Cross holds a B.S.E.E. degree from the California Institute of Technology, and M.S. and Ph.D. degrees in electrical engineering and computer science from the University of California, Berkeley.

Mr. R. Stephen Heinrichs has served as one of our directors since September 2005. Before his retirement in 2001, Mr. Heinrichs was Chief Financial Officer of Avistar Communications Corporation, a publicly-held video communications company, which he co-founded and for which he presently serves as a director. Mr. Heinrichs is also a director of PDF Solutions, Inc., a provider of software and services for integrated circuit design and manufacture. Mr. Heinrichs was a member of the Board of Directors of Artisan Components and was its audit committee chairman from January 2003 until the company was acquired in 2005. From 1976 through 1989 he was Chief Financial Officer of Teknekron, a private venture firm, and Chairman and Chief Executive Officer of several Teknekron companies. Mr. Heinrichs holds a B.S. from California State University, Fresno, in accounting and is a Certified Public Accountant.

Ms. Nancy H. Karp has served as one of our directors since our inception. She also served as our Treasurer from inception to September 1997 and as our Secretary from inception to October 2002. Ms. Karp holds an M.B.A. from Claremont Graduate University, an M.P.H. degree (public health) from the University of California at Berkeley and a B.S. degree from Texas Tech University.

Dr. Richard A. Karp founded Catapult in 1985. He has served as our Chief Executive Officer and Chairman of the Board since inception and as President from inception to May 2000. Dr. Karp holds a Ph.D. in computer science from Stanford University, an M.S. degree in mathematics from the University of Wisconsin and a B.S. degree in science from the California Institute of Technology.

Mr. John M. Scandalios has served as one of our directors since November 1987. From 1994 through April 1999, Mr. Scandalios served as Vice President of Sales at Flowpoint Corporation, a computer networking company. Mr. Scandalios holds M.B.A. and B.A. degrees from the University of Chicago.

Dr. Karp and Ms. Karp were married until June 1998. There are no other family relationships between directors and executive officers of the Company.

Vote Required

If a quorum is present and voting, the five nominees receiving the highest number of votes will be elected to the Board of Directors. Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting but will have no other legal effect upon the election of directors under Nevada law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE FIVE NOMINEES NAMED ABOVE.

CORPORATE GOVERNANCE

Board of Directors and Committee Meetings

Our Board of Directors held eight meetings during the fiscal year ended September 30, 2008. Each of our directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served in the fiscal year ended September 30, 2008. Our directors are expected, absent exceptional circumstances, to attend all Board meetings and meetings of committees on which they serve, and are also expected to attend our Annual Meetings of Stockholders. All directors then in office attended the 2008 Annual Meeting of Stockholders.

Our Board of Directors has summarized its corporate governance practices in the Catapult Communications Corporation Corporate Governance Guidelines, a copy of which is available on our Investor Relations page at http://www.catapult.com. Our Board of Directors currently has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each committee has a written charter approved by the Board of Directors outlining the principal responsibilities of the committee. These charters are also available on the Investor Relations page of our website. All of our directors, other than our Chief Executive Officer, meet in executive sessions without management present on a regular basis.

Audit Committee

The purpose of our Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements and to assist the Board of Directors in the oversight and monitoring of (i) the integrity of our financial statements, (ii) our accounting policies and procedures, (iii) our compliance with legal and regulatory requirements, (iv) our independent registered public accounting firm’s qualifications, independence and performance, (v) our disclosure controls and procedures, and (vi) our internal control over financial reporting. In addition, the Audit Committee’s responsibilities include reviewing and pre-approving any audit and non-audit services, reviewing, approving and monitoring our Code of Ethics for Principal Executive and Senior Financial Officers and establishing procedures for receiving, retaining and treating complaints regarding accounting, internal accounting controls or auditing matters. The report of the Audit Committee for the fiscal year ended September 30, 2008 is included in this proxy statement.

The Audit Committee of the Board of Directors consists of Directors Cross, Heinrichs, and Scandalios. The Audit Committee held six meetings during the fiscal year ended September 30, 2008. Mr. Heinrichs serves as Chairman of the Audit Committee. None of the current Audit Committee members is an employee of Catapult Communications Corporation, and all of them are independent within the meaning of the rules of the Securities and Exchange Commission and the listing standards of The NASDAQ Stock Market (the “NASDAQ Rules”). The Board of Directors has designated Mr. Heinrichs as an “audit committee financial expert” within the meaning of the requirements of the Securities and Exchange Commission and has determined that he has the accounting and related financial management expertise to satisfy the requirement that at least one member of the Audit Committee be financially sophisticated within the meaning of the NASDAQ Rules.

Compensation Committee

The purpose of our Compensation Committee is to discharge the Board’s responsibilities for approving and evaluating officer compensation plans, policies and programs, to review and make recommendations regarding compensation for our employees and directors, and to administer our equity compensation plans. The Compensation Committee of the Board of Directors consists of Directors Cross, Scandalios and Nancy Karp. The Compensation Committee held six meetings during the fiscal year ended September 30, 2008. Mr. Scandalios serves as Chairman of the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the NASDAQ Rules.

Nominating Committee

The purpose of our Nominating Committee is to assist the Board of Directors in identifying prospective director nominees and recommending director nominees for election to the Board of Directors and for committees. The Nominating Committee currently consists of Directors Cross, Heinrichs and Nancy Karp and held one meeting during the fiscal year ended September 30, 2008. Mr. Cross is the Chairman of the Nominating Committee. Each member of the Nominating Committee is independent within the meaning of the NASDAQ Rules.

Director Independence

In accordance with the NASDAQ listing standards, our Board of Directors undertook its annual review of the independence of the directors and considered whether any director had a material relationship with Catapult or its management that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board affirmatively determined that the current board members, other than Dr. Karp, our Chief Executive Officer, are “independent directors” under the NASDAQ Rules. Additionally, the members of our three standing committees are required to be, and the Board of Directors has determined that each member is, independent in accordance with the NASDAQ rules and SEC requirements.

In making its independence determination, the Board of Directors considered various relationships. In assessing Mr. Heinrichs’s independence, the Board considered a series of commercial transactions during fiscal 2007 and fiscal 2008 for the purchase of video communications equipment in an aggregate amount under $45,000 by the Company from a company of which Mr. Heinrichs is a director and a significant stockholder. The transaction was conducted on normal commercial terms, and Mr. Heinrichs played no role in the transaction. The Board determined that this transaction and relationship did not violate the NASDAQ independence standards and were not material to the ability of this director to exercise independent judgment in carrying out his duties and responsibilities as director of Catapult and as a member of committees of the Board.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Board at Catapult Communications Corporation, Attention: Corporate Secretary, 160 South Whisman Road, Mountain View, CA 94041. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Policy for Director Recommendations and Nominations

The Nominating Committee considers candidates for Board membership recommended by Board members, management and our stockholders. It is the policy of the Nominating Committee to consider recommendations for candidates to the Board of Directors from any stockholder holding, as of the date the recommendation is submitted, not less than one percent (1%) of the then outstanding shares of our common stock continuously for at least twelve (12) months prior to such date. The Nominating Committee will consider a director candidate recommended by our stockholders in the same manner as a nominee recommended by a Board member, management or other sources. In addition, a stockholder may nominate a person directly for election to the Board at an Annual Meeting of Stockholders provided the stockholder meets the requirements set forth in our bylaws.

Where the Nominating Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the Nominating Committee, members of the Board of Directors or management. In its evaluation of director candidates, including the members of the Board of Directors eligible for re-election, the Nominating Committee considers a number of factors, including:

•	the current size and composition of the Board of Directors and the needs of the Board of Directors and the respective committees of the Board, and

•	such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service, and potential conflicts of interest.

The Nominating Committee has also specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board:

•	the highest personal and professional ethics and integrity,

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment,

•	skills that are complementary to those of the existing Board,

•	the ability to assist and support management and make significant contributions to our success, and

•	an understanding of the fiduciary responsibilities that are required of a member of the Board of Directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

After completing its evaluation, the Nominating Committee makes a recommendation to the full Board of Directors as to the persons who should be nominated to the Board, and the Board of Directors determines the nominees after considering the recommendation and report of the Nominating Committee.

Universal Code of Ethics and Code of Ethics for Officers

Our Board of Directors has adopted a Code of Ethics that is applicable to all of our employees, officers and directors. Our Code of Ethics is intended to ensure that our employees act in accordance with the highest ethical standards. In addition, we have in place a Code of Ethics for Principal Executive and Senior Financial Officers, which applies to our Chief Executive Officer and our Chief Financial Officer, who also serves as our principal accounting officer. This code is intended to deter wrongdoing and promote ethical conduct among our executives and to ensure all of our public disclosure is full, fair and accurate. Both the Code of Ethics and the Code of Ethics for Principal Executive and Senior Financial Officers are available on the Investor Relations page of our website at http://www.catapult.com. If any substantive amendments are made to the Code of Ethics and Code of Ethics for Principal Executive and Senior Financial Officers or any waiver granted, we intend to satisfy the disclosure requirement under item 5.05 of Form 8-K regarding such amendment to, or waiver from, a provision of the Code of Ethics and Code of Ethics for Principal Executive and Senior Financial Officers by posting such information on our website, at the address and location specified above, or as otherwise required by The NASDAQ Stock Market.

Director Compensation

We compensate our non-employee directors at a rate of $1,000 per board meeting ($500 for telephonic attendance) and $500 per committee meeting attended by the director, except that directors are not separately compensated for committee meetings held in conjunction with meetings of the board of directors. We also pay each non-employee director an annual fiscal year retainer of $10,000 for non-committee directors, $15,000 for directors who serve on the Audit or Compensation Committees, and $20,000 for the Chairman of the Audit Committee.

We grant our non-employee directors on an annual basis options to purchase 10,000 shares of our Common Stock under our 1998 Stock Plan. In April 2008, we granted these options to each non-employee director with exercise prices of $7.59 per share. We consider initial option grants for new directors joining the Board on a case-by-case basis.

Unless such options have become fully exercisable as a result of a dissolution, merger or asset sale, in the event of a Change of Control, as described below, the options granted to our non-employee directors become vested and exercisable in full. A Change of Control means (i) the acquisition of 50% or more of the total voting power represented by our then outstanding voting securities by a “person” (as that term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934), other than (A) a trustee or other fiduciary holding securities under one of our employee benefit plans acting in such capacity, (B) a corporation owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our stock or (C) Richard A. Karp or Nancy H. Karp; (ii) the consummation of the sale or disposition by us or all of substantially all of our assets; or (iii) the consummation of a merger or consolidation of Catapult with any other corporation, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by voting securities of Catapult or such surviving entity or its parent outstanding immediately after such merger or consolidation.

The following table sets forth information concerning compensation paid or accrued for services rendered to the Company in all capacities by the non-employee members of the Company’s Board of Directors for the fiscal year ended September 30, 2008:

Director Compensation Summary for Fiscal Year 2008

					Nonqualified
	Fees			Non-Equity	Deferred
	Earned or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)(1)(2)	($)	($)	($)	($)

Peter S. Cross	23,000	—	68,755	—	—	—	91,755
R. Stephen Heinrichs	26,000	—	92,967	—	—	—	118,967
Nancy H. Karp	22,000	—	49,162	—	—	—	71,162
Henry P. Massey, Jr.(3)	8,000	—	15,567	—	—	—	23,567
John M. Scandalios	22,500	—	49,162	—	—	—	71,662

(1)	The amounts shown do not reflect compensation actually received. Instead, the amounts shown are the compensation costs recognized by the Company for the fiscal year ended September 30, 2008 for stock option awards determined pursuant to Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123(R)”), including amounts recognized with respect to options granted in fiscal year 2008 and previous fiscal years. In fiscal year 2008, each director received options to purchase 10,000 shares of our Common Stock. The assumptions used to calculate the value of option awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal year 2008.

(2)	As of September 30, 2008, the non-employee directors held options to purchase the following shares of common stock, all of which were granted under the 1998 Stock Plan: Mr. Cross, 55,000; Mr. Heinrichs, 55,000; Ms. Karp, 50,000; and Mr. Scandalios, 40,000.

(3)	Mr. Massey did not stand for re-election at our last Annual Meeting of Stockholders.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Stonefield Josephson, Inc. as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2009 and recommends that stockholders vote for ratification of such appointment. Although stockholder approval of the selection by the Audit Committee of the independent registered public accounting firm is not required by law, the Audit Committee has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection by the Audit Committee of Stonefield Josephson, Inc., the Audit Committee may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

Before selecting Stonefield Josephson, Inc., the Audit Committee carefully considered that firm’s qualifications as its independent registered public accounting firm. This included a review of the qualifications of the engagement team, the quality control procedures the firm has established, any issues raised by the most recent quality control review of the firm, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee’s review also included matters required to be considered under the Securities and Exchange Commission’s rules on auditor independence, including the nature and extent of non-audit services, to ensure that the auditors’ independence will not be impaired.

On December 28, 2007, the Audit Committee dismissed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accountants. D&T audited our financial statements for the fiscal year ended September 30, 2007.

During the Company’s fiscal year ended September 30, 2007 and from October 1, 2007 through December 27, 2007, there were (1) no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K except that, as disclosed in Item 4 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2006, March 31, 2007 and June 30, 2007, management concluded that a material weakness in internal control over the preparation, review, presentation and disclosure of the Company’s consolidated financial statements existed because the Company did not correctly classify as short-term investments, certain variable rate demand notes dated September 30, 2006 and had not subsequently completed the remediation of this material weakness. During the quarter ended September 30, 2007, management completed the remediation of the material weakness.

The Company provided D&T with a copy of the above disclosures in the Company’s Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) on January 4, 2008. The Company requested D&T to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements therein. A copy of D&T’s letter, dated January 3, 2008, was included as an exhibit to the Company’s Current Report on Form 8-K filed on January 4, 2008.

On January 3, 2008, the Audit Committee engaged Stonefield Josephson, Inc. as the Company’s independent registered public accounting firm to audit the Company’s financials statements. The Company did not, nor did anyone on its behalf, consult Stonefield Josephson, Inc. during the Company’s two most recent fiscal years prior to the Company’s engagement of Stonefield Josephson, Inc. regarding the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, any matter being the subject of disagreement or “reportable event” or any other matter as defined in Regulation S-K, Item 304 (a)(2). A representative of Stonefield Josephson, Inc. is expected to be present at the 2009 Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.

Audit and Related Fees

The following table is a summary of the fees billed to us by Stonefield Josephson, Inc. and D&T for professional services for the fiscal years ended September 30, 2008 and September 30, 2007, respectively:

	Fiscal	Fiscal
Fee Category	2008 Fees	2007 Fees

Audit Fees	$589,182	$1,050,504
Audit-Related Fees*	27,672	25,500
Tax Fees	—	—
All Other Fees	—	3,000

Total Fees	$616,854	$1,079,004

*	In fiscal 2008, audit-related fees paid to D&T totaled $15,000.

Audit Fees.  Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firms in connection with statutory and regulatory filings or engagements. Audit fees also included the audit of management’s report on the effectiveness of Catapult’s internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits, accounting consultations in connection with acquisitions, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards.

Tax Fees.  Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

All Other Fees.  Consists of fees for products and services other than the services reported above. In fiscal 2008 and 2007, these services included administrative services.

The Audit Committee’s practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the 2009 Annual Meeting will be required to ratify the appointment of Stonefield Josephson, Inc. as our independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF CATAPULT COMMUNICATIONS CORPORATION FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2009.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following report of the Audit Committee of the Board of Directors shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended.

Below is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended September 30, 2008, which include our consolidated balance sheets as of September 30, 2008 and 2007, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the fiscal years ended September 30, 2008 and September 30, 2007 and the notes thereto.

In accordance with the written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors has the primary responsibility for overseeing our financial reporting, accounting principles and system of internal accounting controls, and reporting its observations and activities to the Board of Directors. It also approves the appointment of our independent registered public accounting firm and approves in advance the services performed by such firm.

Review and Discussion with Management

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the fiscal year ended September 30, 2008, the process designed to achieve compliance with Section 404 of the Sarbanes-Oxley Act of 2002, our assessment of internal control over financial reporting and the report by our independent registered public accounting firm thereon.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Stonefield Josephson, Inc., our independent registered public accounting firm for fiscal year 2008, the matters the Audit Committee is required to discuss pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Stonefield Josephson, Inc. required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Stonefield Josephson, Inc. any relationships that may impact its independence, and satisfied itself as to the independent registered public accounting firm’s independence.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements for the fiscal year ended September 30, 2008 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008 for filing with the Securities and Exchange Commission.

Respectfully submitted by:

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

R. Stephen Heinrichs, Chairman
Peter S. Cross
John M. Scandalios

EXECUTIVE COMPENSATION

Base Salaries

In light of the difficult conditions prevailing in our industry commencing in fiscal 2007, the only significant adjustment to the base salaries of our executive officers in fiscal 2008 was that Dr. Karp, our Chief Executive Officer, took a voluntary reduction in his base salary of 50% for the second half of the fiscal year.

Variable Compensation

For fiscal 2008, the Compensation Committee initially determined to base executive variable compensation exclusively on attainment by the Company of quarterly performance goals based on bookings. In April 2008, the Compensation Committee amended the Company’s third and fourth fiscal quarter performance goals to be based 50% on bookings and 50% on pre-FAS 123(R) earnings before interest, taxes, depreciation and amortization. No bonus could be earned unless at least 50% of the quarterly performance goal was achieved. Bonuses then scaled up on a linear basis to 100% of the assigned target bonus upon achievement of 100% of each performance goal. If the performance goals were exceeded, higher bonuses would be earned on the same linear basis. Although the Company underperformed on its quarterly bookings goals, it substantially overperformed on its earnings goal in the fourth fiscal quarter. As a result, the Company’s executives who were employed by the Company for the full fiscal year earned 100% of their aggregate target bonuses for the fiscal year.

Long-Term Equity Incentives

The exercise price of options granted under our 1998 Stock Plan is 100% of the fair market value of the underlying stock on the date of grant. Stock options granted under our 1998 Stock Plan have 10-year terms and generally become vested over a four-year period, with 12.5% of the shares vesting after six months and the remainder vesting in equal monthly installments over the next three and one-half years. We believe this provides a reasonable time frame in which to align the executive officer’s performance with the price appreciation of Catapult’s shares and is consistent with prevailing practices for comparable companies. In the event that the Company is acquired through a merger or sale of assets, the 1998 Stock Plan provides that if the outstanding stock options are not assumed by the successor company they will become exercisable in full without regard to any remaining vesting.

Company-Wide Profit-Sharing Plan

We maintain a Company-wide annual bonus plan that is approved every two years by our Board of Directors. Under this plan, bonuses are determined on a quarterly basis when the Company meets specified quarterly sales and profit goals, but payments under the plan, if any, are only made after the end of the fiscal year when the final determination is made. All employees, including executive officers, participate in this plan. The maximum payment per employee is $7,200, subject to applicable withholdings. No amounts were paid under this plan for fiscal 2008.

Employment Agreements and Change-in-Control Arrangements

Although our executives do not have employment agreements, on June 13, 2008, we entered into Change of Control Severance Agreements with the following executive officers: Richard A. Karp, David Mayfield, Christopher Stephenson, Terry Eastham, Barbara J. Fairhurst, Kathy Omaye-Sosnow, Adam Fowler and Kalyan Sundhar. The terms “cause,” “change of control” and “good reason” as used in the summary below are each defined terms in the agreements. These agreements provide for the following benefits:

(i) Subject to the executive officer’s continued employment through the effective date of a change of control of the Company, the executive officer will receive a lump sum payment in an amount equal to 12 months of the executive officer’s annual base salary as in effect immediately prior to the change of control; and

(ii) If the Company terminates the executive officer’s employment without cause or if the executive officer resigns from such employment for good reason on or within the 12-month period after a change of control, (A) the executive officer will be entitled to receive a lump sum amount equal to 100% of the executive officer’s annual base salary as in effect immediately prior to the executive officer’s termination date, or, if greater, at the level in effect immediately prior to the change of control; (B) all outstanding equity awards will vest in full as to 100% of the unvested portion of the award, and the executive officer will have up to six months following termination to exercise or acquire such awards; and (C) the executive officer will be entitled to reimbursement for the cost of continued COBRA premiums for up to 18 months.

The Change of Control Severance Agreements will terminate on December 31, 2009 unless extended by mutual agreement of the parties. If any executive officer becomes entitled to benefits pursuant to his or her agreement, such agreement will not terminate until all of the obligations in the agreement have been satisfied.

In addition to the benefits provided pursuant to such Change of Control Severance Agreements, stock options held by all employees may become fully exercisable under certain circumstances in the event of an acquisition of the Company.

Compensation Tables

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer and our two other most highly compensated officers (the “Named Executive Officers”) for services rendered to the Company in all capacities for the fiscal years ended September 30, 2008 and 2007:

Summary Compensation Table

			Discretionary				Nonqualified
			Non-Plan			Non-Equity	Deferred	All
			Based	Stock	Option	Incentive Plan	Compensation	Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)(1)	($)(2)	($)	($)(3)	($)

Richard A. Karp	2008	240,003	—	—	256,038	180,840	—	22,054	698,935
Chief Executive	2007	320,004	—	—	246,846	129,285	—	20,215	716,350
Officer and Chairman of the Board of Directors
David Mayfield	2008	290,000	—	—	268,964	160,746	—	15,625	735,335
President and Chief	2007	290,000	—	—	276,750	114,958	—	14,284	695,992
Operating Officer
Christopher Stephenson	2008	234,423	—	—	190,707	120,559	—	13,458	559,147
Vice President, Chief	2007	229,255	—	—	217,163	86,390	—	12,077	544,885
Financial Officer and Secretary

(1)	The amounts shown do not reflect compensation actually received. Instead, the amounts shown are the compensation costs recognized by the Company in fiscal 2008 and 2007 for stock option awards granted during and prior to fiscal 2008 and 2007 as determined pursuant to FAS 123(R). The assumptions used to calculate the value of option awards are set forth in Note 9 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for fiscal 2008.

(2)	Represents bonuses paid under the fiscal 2008 and fiscal 2007 Executive Officer Variable Compensation Plans. The fiscal 2007 amounts also include a $352 payment under the Company-Wide Profit Sharing Plan.

(3)	Includes (a) health insurance premiums of approximately $19,293 for Dr. Karp, $12,733 for Mr. Mayfield, and $12,755 for Mr. Stephenson in 2008 and $17,196 for Dr. Karp, $11,362 for Mr. Mayfield, and $11,362 for Mr. Stephenson in 2007: (b) employer matching contributions to each officer’s 401(k) plan in fiscal 2008 and 2007 of $2,000 for each of Dr. Karp and Mr. Mayfield; and (c) life insurance premiums.

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of the fiscal year ended September 30, 2008:

Outstanding Equity Awards at Fiscal 2008 Year-End

	Option Awards(1)						Stock Awards
										Equity
										Incentive
									Equity	Plan
									Incentive	Awards:
				Equity					Plan	Market or
				Incentive					Awards:	Payout
				Plan				Market	Number of	Value of
	Number of	Number of		Awards:				Value of	Unearned	Unearned
	Securities	Securities		Number of			Number of	Shares or	Shares,	Shares,
	Underlying	Underlying		Securities			Shares or	Units of	Units	Units or
	Unexercised	Unexercised		Underlying			Units of	Stock	or Other	Other
	Options	Options		Unexercised	Option	Option	Stock That	That	Rights That	Rights That
	(#)	(#)		Unearned	Exercise	Expiration	Have Not	Have Not	Have Not	Have Not
Name	Exercisable	Unexercisable		Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)

Richard A. Karp	40,000	—		—	17.50	6/30/2009	—	—	—	—
	40,000	—		—	15.63	11/1/2010	—	—	—	—
	40,000	—		—	20.22	10/29/2011	—	—	—	—
	20,000	—		—	5.80	4/14/2013	—	—	—	—
	10,000	—		—	19.20	4/18/2014	—	—	—	—
	17,083	2,917	(2)	—	14.34	4/25/2015	—	—	—	—
	17,500	12,500	(3)	—	12.55	4/30/2016	—	—	—	—
	21,250	38,750	(4)	—	9.88	4/29/2017	—	—	—	—
	—	55,000	(5)	—	7.59	4/27/2018	—	—	—	—

David Mayfield	33,500	—		—	9.91	4/6/2010	—	—	—	—
	18,000	—		—	15.63	11/1/2010	—	—	—	—
	30,000	—		—	19.21	10/29/2011	—	—	—	—
	20,000	—		—	5.80	4/14/2013	—	—	—	—
	10,000	—		—	19.20	4/18/2014	—	—	—	—
	17,083	2,917	(2)	—	14.34	4/25/2015	—	—	—	—
	23,333	16,667	(3)	—	12.55	4/30/2016	—	—	—	—
	21,250	38,750	(4)	—	9.88	4/29/2017	—	—	—	—
	—	55,000	(5)	—	7.59	4/27/2018	—	—	—	—

Christopher Stephenson	8,000	—		—	11.38	7/20/2010	—	—	—	—
	16,250	—		—	5.80	4/14/2013	—	—	—	—
	10,000	—		—	19.20	4/18/2014	—	—	—	—
	8,541	1,459	(2)	—	14.34	4/25/2015	—	—	—	—
	23,333	16,667	(3)	—	12.55	4/30/2016	—	—	—	—
	14,166	25,834	(4)	—	9.88	4/29/2017	—	—	—	—
	—	35,000	(5)	—	7.59	4/27/2018	—	—	—	—

(1)	All options were granted pursuant to the 1998 Stock Plan with an exercise price equal to the fair market value of the Common Stock on the date of grant, as determined by the Board of Directors, except that the options granted to Named Executive Officers other than Dr. Karp with expiration dates of 10/29/2011 had exercise prices equal to 95% of the fair market value on the date of grant.

(2)	Stock options were granted on April 26, 2005. Options vest 12.5% on October 26, 2005 and vest 1/48th each month thereafter.

(3)	Stock options were granted on May 1, 2006. Options vest 12.5% on November 1, 2006 and vest 1/48th each month thereafter.

(4)	Stock options were granted on April 30, 2007. Options vest 12.5% on October 30, 2007 and vest 1/48th each month thereafter.

(5)	Stock options were granted on April 28, 2008. Options vest 12.5% on October 28, 2007 and vest 1/48th each month thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information relating to the beneficial ownership of our Common Stock as of November 30, 2008 (except as otherwise indicated) by:

•	each stockholder known by us to own beneficially more than 5% of our Common Stock;

•	each of our executive officers named in the summary compensation table under “Executive Compensation” of this report;

•	each of our directors; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column captioned “Total Shares and Shares Underlying Exercisable Options or Convertible Securities Beneficially Owned” includes the number of shares of our Common Stock subject to options or convertible securities that are exercisable as of November 30, 2008 or will become exercisable on or before January 29, 2009, sixty (60) days after November 30, 2008. The number of shares subject to options or convertible securities that each beneficial owner has the right to acquire on or before January 29, 2009 is listed separately under the column “Number of Shares Underlying Options or Convertible Securities Exercisable on or before January 29, 2009.” These shares are not deemed exercisable for purposes of computing the beneficial ownership of any other person. Applicable percentage of beneficial ownership is based upon 11,407,225 shares of our Common Stock outstanding as of November 30, 2008, together with applicable options for each stockholder. The address for those individuals for which an address is not otherwise provided is c/o Catapult Communications Corporation, 160 South Whisman Road, Mountain View, California 94041. Unless otherwise indicated, we believe the stockholders listed have sole voting or investment power with respect to all shares, subject to applicable community property laws.

	Amount and Nature of Beneficial Ownership
		Number	Total Shares
		of Shares	and Shares
		Underlying	Underlying
		Options or	Exercisable
	Number of	Convertible	Options or	Percentage of
	Outstanding	Securities	Convertible	Outstanding
	Shares	Exercisable	Securities	Shares
	Beneficially	on or before	Beneficially	Beneficially
	Owned	January 29,	Owned	Owned
Name and Address	(#)	2009 (#)	(#)	(%)

Richard A. Karp(1)	2,844,768	224,062	3,068,830	26.38
Nancy H. Karp(2)	1,347,281	32,550	1,379,831	12.06
T. Rowe Price Associates, Inc.(3)	1,325,500	—	1,325,500	11.62
100 East Pratt St.
Baltimore, MD 21202
Dimensional Fund Advisors LP(4)	1,103,562	—	1,103,562	9.67
1299 Ocean Avenue
Santa Monica, California 90401
Renaissance Technologies, L.L.C.(5)	618,700	—	618,700	5.42
800 Third Avenue, 33rd Floor
New York, NY 10022
David Mayfield	—	192,228	192,228	1.66
Christopher Stephenson	—	93,519	93,519	*
John M. Scandalios	14,810	22,550	37,360	*
Peter S. Cross	—	35,883	35,883	*
R. Stephen Heinrichs	—	33,540	33,540	*
All directors and executive officers as a group (12 persons)(1)(2)	4,245,943	1,174,152	5,420,095	43.08

*	Less than 1%

(1)	Includes 92,328 shares held by trusts for the benefit of Dr. Karp’s children of which Dr. Karp is a trustee. Dr. Karp has voting and dispositive control over such shares.

(2)	Includes 61,328 shares held by trusts for the benefit of Ms. Karp’s children of which Ms. Karp is a trustee. Ms. Karp has voting and dispositive control over such shares.

(3)	The number of shares and other information presented is as reported in a Form 13F filed by T. Rowe Price Associates, Inc. (“Price Associates”) with the Securities and Exchange Commission on November 14, 2008, reflecting stock held as of September 30, 2008. However, because Form 13F requires the disclosure of shares pursuant to which an institutional investment manager exercises investment discretion (as contrasted with beneficial ownership), we also note that a Schedule 13G was filed on January 9, 2008 and reflects 1,338,400 shares of our common stock held as of December 31, 2007. This filing reports that Price Associates has sole voting power with respect to 226,900 shares and sole dispositive power with respect to 1,338,400 shares. These securities are owned by various individuals and institutional investors, which Price Associates serves as investment advisor with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaim that it is, in fact, the beneficial owner of such securities. We have not attempted to verify independently any of the information contained in the Form 13F or Schedule 13G.

(4)	The number of shares and other information presented is as reported in a Form 13F filed by Dimensional Fund Advisors LP (“Dimensional”) with the Securities and Exchange Commission on October 30, 2008, reflecting stock held as of September 30, 2008. However, because Form 13F requires the disclosure of shares pursuant to which an institutional investment manager exercises investment discretion (as contrasted with beneficial ownership), we also note that a Schedule 13G was filed on February 6, 2008 and reflects 1,024,870 shares of our common stock held as of December 31, 2007, with respect to all of which it has sole voting power and dispositive power. We have not attempted to verify independently any of the information contained in the Form 13F or Schedule 13G.

(5)	The number of shares and other information presented is as reported in a Form 13F filed by Renaissance Technologies, L.L.C. (“Renaissance”) with the Securities and Exchange Commission on November 14, 2008 and reflects stock held as of September 30, 2008. We were not able to locate a Schedule 13G for the period ended December 31, 2007, and we have not attempted to verify independently any of the information contained in the Form 13F.

TRANSACTIONS WITH RELATED PERSONS

David Mayfield, our President and Chief Operating Officer, received an interest-free employee relocation loan from Catapult in November 2000 in the amount of $250,000 when he joined the Company. The loan is secured by a second deed of trust on Mr. Mayfield’s principal residence. The loan is repayable in quarterly payments of $2,100, with a balloon payment due in November 2015. The principal amount outstanding on the loan as of October 1, 2007 was $191,200 and the debt had been reduced to $184,900 at September 30, 2008. The loan was made prior to the enactment of the Sarbanes-Oxley Act of 2002.

Henry P. Massey, Jr., a former director who did not stand for re-election in 2008, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, which provides various legal services to Catapult. During our fiscal year ended September 30, 2008, we incurred expenses of approximately $285,000 in fees for legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements during fiscal year 2008, except for option grants made on April 28, 2008 to our eight executive officers and our four independent directors which were not reported on Forms 4 until September 2, 2008.

OTHER MATTERS

We are not aware of any other matters to be submitted at the 2009 Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

FOR THE BOARD OF DIRECTORS

Christopher Stephenson
Vice President, Chief Financial Officer and Secretary

Dated: January 8, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
CATAPULT COMMUNICATIONS CORPORATION
160 South Whisman Road, Mountain View, California 94041
2009 ANNUAL MEETING OF STOCKHOLDERS
February 4, 2009
     The undersigned stockholder of Catapult Communications Corporation, a Nevada corporation, hereby revokes all previous proxies, acknowledges receipt of the Notice of the 2009 Annual Meeting of Stockholders and Proxy Statement, and appoints Richard A. Karp and Christopher Stephenson, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned at the 2009 Annual Meeting of Stockholders of Catapult Communications Corporation, to be held on Wednesday, February 4, 2009, at 3:00 p.m., Pacific Standard Time, at the corporation’s principal executive offices located at 160 South Whisman Road, Mountain View, California 94041 and at any continuation(s) or adjournment(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side and, in their discretion, upon such other matter or matters that may properly come before the meeting and any adjournment(s) thereof.
(Continued and to be signed on reverse side)
ANNUAL MEETING OF STOCKHOLDERS OF
CATAPULT COMMUNICATIONS CORPORATION
Wednesday, February 4, 2009
3:00 p.m.
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided.

          The Board of Directors recommends voting IN FAVOR OF all directors listed as nominees below and vote IN FAVOR OF Item 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE      ☑

1. ELECTION OF DIRECTORS			FOR	AGAINST	ABSTAIN
	NOMINEES:	2. To ratify the appointment of Stonefield Josephson, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2009.	☐	☐	☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See Instructions below)	o Peter S. Cross o R. Stephen Heinrichs o Nancy H. Karp o Richard A. Karp o John M. Scandalios	3. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting.	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark ‘FOR ALL EXCEPT’ and fill in the circle next to each nominee you wish to withhold, as shown here: •

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF THE SPECIFIED NOMINEES AS DIRECTORS, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND (3) AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
Mark “X” here if you plan to attend the meeting. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.